SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                        -----------------------


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



                             June 23, 1994
                   (Date of earliest event reported)



                NATIONAL HEALTH LABORATORIES HOLDINGS INC.
        (Exact name or registrant as specified in its charter)


         Delaware             1-11353             13-3757370
     (State or other        (Commission       (I.R.S. Employer
     jurisdiction or            File           Identification
     organization)             Number)             Number)


          4225 Executive Square
               Suite 805
           La Jolla, California                      92037
     (Address of principal executive offices)     (Zip Code)


                            (619) 657-9382
         (Registrant's telephone number, including area code)





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



     Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

               On June 22, 1994, National Health Laboratories Incorporated (the "Company" or "NHL"), the predecessor in interest of National Health Laboratories Holdings Inc., announced that N Acquisition Corp. (the "Purchaser"), a wholly owned subsidiary of NHL, had accepted for payment 8,361,409 shares of common stock, par value $.01 per share (the "Shares"), of Allied Clinical Laboratories, Inc., a Delaware corporation ("Allied"), representing in excess of 99% of all outstanding Shares and constituting all the Shares tendered as of Midnight, New York City time, on June 21, 1994, pursuant to the Purchaser's tender offer for all outstanding Shares for a price of $21.50 per Share net to the seller in cash. 2,768,815 shares of those tendered were delivered pursuant to the Stock Option Agreements, each dated as of May 3, 1994, as amended by the Amendments thereto, each dated as of June 7, 1994, among NHL, the Purchaser, and Haywood D. Cochrane, Jr. (264,773 shares) and Warburg, Pincus Capital Company, L.P. (2,504,042 shares), respectively. On June 23, 1994, the Purchaser paid for such Shares using the proceeds of the credit facility established pursuant to the Credit Agreement dated as of June 21, 1994, among NHL Intermediate Holdings Corp. II, the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citicorp USA Inc., as administrative agent and certain co-agents for the Lenders thereunder, thereby becoming the beneficial owner of in excess of 90% of all Shares then outstanding.

               On June 23, 1994, the effective date of the merger contemplated by the tender offer described above (the "Merger"), the Purchaser was merged with and into Allied pursuant to Section 253 of the Delaware General Corporation Law, with Allied continuing as the surviving corporation and as a wholly-owned subsidiary of NHL with 100 shares of common stock outstanding. On June 23, 1994, NHL announced that the Merger transaction had been completed, at which time all shares of Allied common stock ceased to be outstanding and traded, and each Share thereafter represented a right to receive $21.50 per Share.

               The total purchase price for the Allied
     acquisition of $190.7 million, including aggregate related acquisition costs of $6.0 million, has been allocated to the tangible and identifiable intangible assets and liabilities of Allied based upon management's preliminary estimates of their fair value with the remainder allocated to cost in excess of assets acquired. The allocation of purchase price








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



     for the Allied acquisition is subject to revision when additional information concerning asset and liability valuations is obtained. In management's opinion, the asset and liability valuations for the Allied acquisition will not be materially different from the pro forma financial data presented. For purposes of presenting pro forma results, no changes in revenues or expenses have been made to reflect the result of any modification to operations that might have been made had the Merger been consummated on the assumed effective dates of the Merger. The pro forma expenses include the recurring costs which are directly attributable to the Merger, such as interest expense and the related tax effects thereof and the change in depreciation and amortization expenses resulting from the allocation of the purchase cost.

     Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS

               a.  Financial Statements of Allied.

               For a statement of Allied's financial condition, see the financial statements included in Allied's Annual Report on Form 10-K for the year ended December 31, 1993 and Allied's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994, which are incorporated herein by reference.

               b.  Pro Forma Financial Information.

                       PRO FORMA FINANCIAL DATA

               The following unaudited pro forma financial data of the Company are based on the historical consolidated financial statements of the Company and Allied adjusted to give effect to the Merger. The Pro Forma Condensed Combined Consolidated Statement of Earnings Data and Other Data for the year ended December 31, 1993 and the three months ended March 31, 1994 give effect to the Merger as if it had occurred on January 1, 1993. The Pro Forma Condensed Combined Consolidated Balance Sheet Data give effect to the Merger as if it had occurred on March 31, 1994. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma financial data do not purport to represent what the Company's results of operations or financial position would actually have been had the Merger in fact occurred on January 1, 1993 or March 31, 1994, or to project the Company's results of operations or financial position for or at any future period or date. The pro forma financial data should be read in conjunction with the historical consolidated financial statements of the Company and Allied incorporated by reference herein. See "Exhibits".





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



        PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

                         As of March 31, 1994

                                       Actual           Pro Forma       Pro Forma
                                   Company   Allied     Adjustments     Combined
                                              (Dollars in Millions)
   Assets
   Current assets:
     Cash and cash
     equivalents . . . . . .      $  29.4   $   3.3      $(190.7)<F1>   $  32.7
                                                           (26.4)<F2>
                                                           (11.6)<F3>
                                                           228.7 <F3>
     Temporary investments .        ---         1.4        ---              1.4
     Accounts receivable, net       139.4      39.9         (4.0)<F4>     175.3
     Prepaid expenses and
      other  . . . . . . . .         26.5       5.5        ---             32.0
     Deferred income taxes .         20.2       2.3        ---             22.5
     Income taxes receivable          0.9                  ---              0.9
                                  -------   -------      -------        -------
        Total current assets        216.4      52.4         (4.0)         264.8
   Property, plant and
   equipment, net  . . . . .        105.6      33.3         (6.4)<F4>     132.5
   Intangible assets, net  .        294.1      55.7        211.1 <F4>     505.2
                                                           (55.7)<F4>
   Other assets, net . . . .         16.3       2.6         26.4 <F2>      51.4
                                                            (2.6)<F4>
                                                            11.6 <F3>
                                                            (2.9)<F5>
                                  -------   -------      -------        -------
        Total assets . . . .      $ 632.4   $ 144.0      $ 177.5        $ 953.9
                                  =======   =======      =======        =======
   Liabilities and
   Stockholders' Equity
   Current liabilities:
     Current portion of
      capital lease
      obligations  . . . . .      $ ---     $   0.7      $ ---          $   0.7
     Accounts payable  . . .         38.4       6.1        ---             44.5
     Dividend payable  . . .          6.8     ---          ---              6.8
     Government note, current
       portion . . . . . . .         16.0     ---          ---             16.0
     Acquisition contingent
   payments, current portion         13.4     ---            4.8 <F4>      18.2
   Accrued expenses and other        49.4      10.1          6.0 <F4>      64.2
                                                            (1.3)<F5>
                                  -------   -------      --------       -------

        Total current
          liabilities  . . .        124.0      16.9           9.5         150.4
   Revolving Credit Facility        ---       ---           152.7 <F3>    152.7
   Term Facility . . . . . .        ---       ---           400.0 <F3>    400.0
   Other senior bank
     indebtedness  . . . . .        324.0     ---          (324.0)<F3>    ---
   Allied Convertible Notes         ---        24.0         ---            24.0
   Capital lease obligations          9.8       0.4         ---            10.2
   Government note . . . . .          7.0       ---         ---             7.0
   Acquisition contingent
   payments  . . . . . . . .         13.5       ---          11.6 <F4>     25.1
   Deferred income taxes . .          5.0        7.7        ---            12.7
   Other liabilities . . . .          7.0        0.3          1.5 <F2>     31.3
                                                             22.5 <F4>
                                  -------   -------      --------       -------
        Total liabilities  .        490.3      49.3         273.8         813.4
                                  -------   -------      --------       -------
   Stockholders' equity:
     Common stock  . . . . .          1.0       0.1          (0.1)<F4>      1.0
     Additional paid-in
       capital . . . . . . .        226.3      64.7         (64.7)<F4>    226.3
     Retained earnings . . .        203.3      29.9         (29.9)<F4>    201.7
                                                             (1.6)<F5>
    Minimum pension liability
      adjustment . . . . . .         (2.4)    ---                          (2.4)
     Treasury stock, at cost       (286.1)    ---           ---          (286.1)
                                ---------   -------      --------       -------
        Total stockholders'
          equity . . . . . .       142.1       94.7         (96.3)        140.5
                                --------    -------      --------       -------
          Total liabilities
            and stockholders'
            equity . . . . .    $  632.4    $ 144.0      $  177.5       $ 953.9
                                ========    =======      ========       =======

        See accompanying Notes to Pro Forma Condensed Combined
     Consolidated Balance Sheet.



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



     [FN]

      Notes to Pro Forma Condensed Combined Consolidated Balance
     Sheet
     <F1> Reflects the purchase price of Allied of $190.7
          million, including aggregate related acquisition costs of $6.0 million.

     <F2> Reflects the establishment of an escrow account to
          provide for payment in full of the $24.0 million outstanding principal amount of the Allied Convertible Notes and $2.4 million representing related interest and other expenses.

     <F3> Reflects the repayment of an existing revolving credit facility of $324.0 million and borrowings under the Revolving Credit Facility of $152.7 million and the Term Facility of $400.0 million; and the payment of estimated related fees and expenses of $11.6 million which have been capitalized as deferred financing costs and included in the caption "Other assets."

     <F4> Reflects the estimated allocation of the purchase price paid to the net assets of Allied based upon the fair market values of such net assets.

                                                  (Dollars in Millions)
   Estimated Allied acquisition cost . . . .              $190.7
   Less historical book value of Allied's net
   assets at March 31, 1994  . . . . . . . .               (94.7)
   Elimination of Allied's pre-acquisition
   goodwill  . . . . . . . . . . . . . . . .                55.7
   Write-down of Allied's property, plant and
   equipment . . . . . . . . . . . . . . . .                 6.4
   Record liability for Allied's future
   payments on acquisitions  . . . . . . . .                16.4
   Other adjustments to Allied's net
   assets  . . . . . . . . . . . . . . . . .                36.6
                                                          -------
   Allied Acquisition goodwill . . . . . . .              $211.1
                                                          =======

     <F5> Reflects the write-off of $2.9 million ($1.6 million
          after-tax) of deferred financing costs related to the repayment of an existing revolving credit facility.




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



     PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF EARNINGS

                          As of December 31, 1994

                                            Actual        Pro Forma      Pro Forma
                                     Company     Allied   Adjustments    Combined
                                                 (Dollars in Millions)
      Net sales . . . . . . . . .    $760.5   $163.0      $              $923.5
      Cost of sales . . . . . . .     444.5    109.9         (1.0)<F6>    553.4
                                     ------   ------      -------        ------
           Gross profit . . . . .     316.0     53.1          1.0         370.1
      Selling, general and
        administrative expenses .     121.4     34.3         --           155.7
      Amortization of intangibles
        and other assets  . . . .       9.1      3.2          5.3<F6>      17.6
                                     ------   ------      -------        ------
            Operating income  . .     185.5     15.6         (4.3)        196.8
      Other income (expenses):
        Other gains and expenses,
          net . . . . . . . . . .      15.3     --           --            15.3
        Investment income . . . .       1.2      0.5         --             1.7
        Interest expense  . . . .     (10.9)    (2.1)       (19.7)<F7>    (32.7)
                                     ------   ------      -------        ------

                                        5.6     (1.6)       (19.7)        (15.7)
                                     ------   ------      -------        ------
        Earnings before income
          taxes . . . . . . . . .     191.1     14.0        (24.0)        181.1
      Provision for income taxes       78.4      5.6        (9.8)<F8>      74.2
                                     ------   ------      ------         ------


                           Three Months Ended March 31, 1994

                                           Actual           Pro Forma   Pro Forma
                                   Company    Allied      Adjustments   Combined
                                                (Dollars in Millions)
      Net sales . . . . . . . . .  $185.0      $ 46.2     $              $231.2
      Cost of sales . . . . . . .   132.3        31.6        (0.3)<F6>    163.6
                                   ------      ------     -------        ------
          Gross profit  . . . . .    52.7        14.6         0.3          67.6
      Selling, general and           31.0         9.6        --            40.6
      administrative expenses . .
      Amortization of intangibles
      and other assets  . . . . .     3.1         1.0         1.3<F6>       5.4
      Gain on disposition of
      regional assets . . . . . .    --          (0.7)       --            (0.7)
                                   ------      ------     -------        ------

          Operating income  . . .    18.6         4.7        (1.0)         22.3
      Other income (expenses):
          Investment income . . .     0.2         0.0        --             0.2
          Interest expense  . . .    (4.5)       (0.5)       (3.9)<F7>     (8.9)
                                   ------      ------     -------        ------
                                     (4.3)       (0.5)       (3.9)         (8.7)
                                   ------      ------     -------        ------

          Earnings before income
      taxes . . . . . . . . . . .    14.3         4.2        (4.9)         13.6
      Provision for income taxes      6.2         1.7        (2.1)<F8>      5.8
                                   ------      ------     -------        ------
          Net earnings  . . . . .  $  8.1      $  2.5     $  (2.8)       $  7.8
                                   ======      ======     =======        ======


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


     Notes to Pro Forma Condensed Combined Consolidated Statement of Earnings

     <F6> Reflects the effect of purchase accounting adjustments made as a result of the Allied acquisition as follows:
                                                           Three
                                                           Months
                                       Year Ended          Ended
                                   December 31, 1993   March 31, 1994
                                         (Dollars in Millions)
      Reduction in depreciation         and amortization of
        leasehold improvements         $(1.0)              $(0.3)
      Increase in amortization
        of goodwill . . . . . .          5.3                 1.3
                                       =====               =====
                                       $ 4.3               $ 1.0
                                       =====               =====


     <F7> The following reflects increased interest expense based upon the pro forma debt capitalization of NHL
          Intermediate Holdings Corp. II, an indirect, wholly-
          owned subsidiary of the Company ("the Issuer") after giving effect to the Merger:
                                                           Three
                                                           Months
                                       Year Ended          Ended
                                   December 31, 1993  March 31, 1994
                                         (Dollars in Millions)
      Interest on Issuer
        indebtedness:
          Revolving Credit
            Facility  . . . . .        $ (6.8)             $(1.9)
          Term Facility . . . .         (17.8)              (4.9)
      Commitment fee on unused
        portion of Revolving
        Credit Facility . . . .          (0.7)              (0.2)
      Amortization of deferred
        financing costs . . . .          (2.0)              (0.5)
      Elimination of interest
        expense on repaid debt            6.9                3.4
      Elimination of commitment
        fees on repaid debt . .           0.3                0.0
      Elimination of
        amortization of deferred
        financing costs on
        repaid debt . . . . . .           0.4                0.2
                                       ======              =====
                                       $(19.7)             $(3.9)
                                       ======              =====

     In calculating interest expense, the following assumed interest rates were used:


                                                           Three
                                      Year Ended           Months
                                  December 31,  1993       Ended
                                                       March 31, 1994
      Revolving Credit Facility           4.4%              4.9%
      Term Facility . . . . . .           4.4               4.9
      Commitment fee on unused
        portion of Revolving
        Credit Facility . . . .           0.4               0.4




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



     An increase or decrease in the interest rate of one-quarter of one percent (0.25%) with respect to the pro forma debt capitalization of the Issuer would increase or decrease interest expense as follows:
                                                           Three
                                                           Months
                                      Year Ended           Ended
                                   December 31, 1993   March 31, 1994
                                            (Dollars in Millions)
      Revolving Credit Facility           $0.4              $0.1
      Term Facility . . . . . .            1.0               0.25


     <F8> Reflects the change in the provision for income taxes as a result of the pro forma adjustments. Such tax adjustments were based on the historical effective tax rates used for the Company's consolidated financial statements.




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



               c.  Exhibits

                 2(a)    Agreement and Plan of Merger dated as of
                         May 3, 1994.
                 2(b)    Agreement dated as of June 7, 1994,
                         among the Purchaser, Parent and the
                         Company.
                 20      Press Release dated June 22, 1994.
                 99(a)   Stock Option Agreement dated as of May
                         3, 1994, among NHL, N Acquisition Corp.
                         and Warburg, Pincus Capital Company,
                         L.P.
                 99(b)   Amendment dated as of June 7, 1994, to
                         Stock Option Agreement dated as of
                         May 3, 1994, among the Purchaser, Parent and Warburg, Pincus Capital Company,
                         L.P.
                 99(c)   Stock Option Agreement dated as of May
                         3, 1994, among NHL, N Acquisitions Corp.
                         and Haywood D. Cochrane, Jr.
                 99(d)   Amendment dated as of June 7, 1994, to
                         Stock Option Agreement dated as of
                         May 3, 1994, among the Purchaser, Parent and Haywood D. Cochrane, Jr.
                 99(e)   Credit Agreement dated as of June 21,
                         1994, among NHL Intermediate Holdings
                         Corp. II, the banks, financial
                         institutions and other institutional
                         lenders listed on the signature pages
                         thereof, Citicorp USA Inc., as
                         administrative agent and certain co-
                         agents for the lenders thereunder.





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                              SIGNATURES

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL HEALTH LABORATORIES
                              HOLDINGS INC.,

                                by  /s/  Michael L. Jeub
                                  ------------------------------
                                  Name:  Michael L. Jeub
                                  Title: Executive Vice President,
                                         Chief Financial Officer
                                         and Treasurer

     Date:  July 7, 1994



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



                             EXHIBIT INDEX


     Exhibit
     Number                   Exhibit

     2(a) Agreement and Plan of Merger dated as of May 3, 1994 (incorporated herein by reference to
               Exhibit (c)(1) of Schedule 14D-1 and Schedule 13D ("Schedule 14D-1 and Schedule 13D") of the Company and the Purchaser filed with the Securities and Exchange Commission (the "Commission") on May 9,
               1994)

     2(b) Agreement dated as of June 7, 1994, among the Purchaser, Parent and the Company (incorporated herein by reference to Exhibit (c)(7) of Amendment No. 2 to Schedule 14D-1 and Schedule 13D ("Amendment No. 2") of the Company and the Purchaser filed with the Commission on June 8,
               1994)

     20 Press Release, dated June 22, 1994 (incorporated herein by reference to Exhibit (a)(15) of Amendment No. 3 to Schedule 14D-1 and Schedule 13D of the Company and the Purchaser filed with the Commission on June 22, 1994)

     99(a) Stock Option Agreement dated as of May 3, 1994, among NHL, N Acquisition Corp. and Warburg, Pincus Capital Company, L.P. (incorporated herein by reference to Exhibit (c)(2) of Schedule 14D-1 and
               Schedule 13D)

     99(b) Amendment dated as of June 7, 1994, to Stock Option Agreement dated as of May 3, 1994, among the Purchaser, Parent and Warburg, Pincus Capital Company, L.P. (incorporated herein by reference to Exhibit (c)(8) of Amendment No. 2 to
               Schedule 14D-1 and Schedule 13D)

     99(c) Stock Option Agreement dated as of May 3, 1994, among NHL, N Acquisition Corp. and Haywood
               D. Cochrane (incorporated herein by reference to Exhibit (c)(3) of Schedule 14D-1 and Schedule 13D)






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



     Exhibit
     Number                   Exhibit

     99(d)     Amendment dated as of June 7, 1994, to Stock
               Option Agreement dated as of May 3, 1994, among the Purchaser, Parent and Haywood D. Cochrane, Jr.
               (incorporated herein by reference to
               Exhibit (c)(9) of Amendment No. 2

     99(e) Credit Agreement dated as of June 21, 1994, among NHL Intermediate Holdings Corp. II, the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citicorp USA Inc., as administrative agent and certain co-agents for the lenders thereunder




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